CERTIFICATE OF OWNERSHIP AND MERGER
                          AND ARTICLES OF MERGER

                                    OF

                         TRIPLE CHIP SYSTEMS, INC.
                         (a Delaware corporation)

                                   INTO

                          MILLER PETROLEUM, INC.
                         (a Tennessee corporation)

It is hereby certified that:

          1. Triple Chip Systems, Inc. (the Corporation ) is a corporation of the State of Delaware, and Miller Petroleum, Inc. ( Miller Petroleum ) is a corporation of the State of Tennessee.

          2. An Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the Corporation and Miller Petroleum in accordance with Sections 228, 252 and 253 of the Delaware General Corporation Law, and Section 48-21-105 of the Tennessee Corporation Act.

          3. The Corporation, as the owner of all of the outstanding shares of the common voting stock of Miller Petroleum, hereby merges itself into Miller Petroleum, a corporation of the State of Tennessee, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction, and Miller Petroleum shall be the surviving corporation.

          4. The following amendments to the Articles of Incorporation of the Corporation and the Articles of Charter of Miller Petroleum shall be effected as of the date of filing of this Certificate of Ownership and Merger, to-wit:

                 The Corporation s  Articles of Amendment

          Article I:     The name of this Corporation shall be  Miller
Petroleum, Inc.

                   Miller Petroleum s Charter Amendments

          Article VI: The Corporation is authorized to issue 500,000,000 shares of $0.0001 par value common stock.




          5. The following is a copy of the resolutions and Agreement of Merger adopted on the 31st day of December, 1996, by the Board of Directors of the Corporation to merge the Corporation into Miller Petroleum:

          RESOLVED, that this Corporation be reincorporated in the State of Tennessee by merging itself into Miller Petroleum pursuant to the laws of the State of Delaware and the State of Tennessee as hereinafter provided, so that the separate existence of this Corporation shall cease as soon as the merger shall become effective, and thereupon this Corporation and Miller Petroleum will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Tennessee;

          FURTHER, RESOLVED, that the terms and conditions of the proposed merger are as follows, to-wit:

               (a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers and franchises of this Corporation shall become vested in and be held by Miller Petroleum as fully and entirely and without change or diminution as the same were before held and enjoyed by this Corporation, and Miller Petroleum shall assume all of the obligations of this Corporation.

               (b) Each share of common stock, $0.0001 par value, of this Corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock, $0.0001 par value, of Miller Petroleum, and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of common stock of this Corporation shall automatically be and become holders of shares of Miller Petroleum upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

               (c) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock of this Corporation may surrender the same to Miller Petroleum or its transfer and registrar agent at their offices in Huntsville, Tennessee, and Salt Lake City, Utah, respectively, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing an equal number of shares of common stock of Miller Petroleum. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock of this Corporation shall be deemed for all corporate purposes to evidence ownership of an equal number of shares of common stock of Miller Petroleum.

               (d) From and after the effective time of the merger, the Articles of Charter and the Bylaws of Miller Petroleum as amended above shall be the Articles of Charter and the Bylaws of Miller Petroleum as in effect immediately prior to such effective time.

               (e) The members of the Board of Directors and officers of the Corporation shall be the members of the Board of Directors and the corresponding officers of Miller Petroleum immediately after the effective time of the merger.

               (f) From and after the effective time of the merger, the assets and liabilities of this Corporation and of Miller Petroleum shall be entered on the books of Miller Petroleum at the amounts at which they shall be carried at such time on the respective books of this Corporation and of Miller Petroleum, subject to such intercorporate adjustments or eliminations, if any, as may be required to give effect to the merger; and, subject to such action as may be taken by the Board of directors of Miller Petroleum, in accordance with generally accepted accounting principles, the capital and surplus of Miller Petroleum shall be equal to the capital and surplus of this Corporation and of Miller Petroleum.

          FURTHER, RESOLVED, that this Corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Corporation, as well as for enforcement of any obligation of this Corporation arising from the merger herein provided for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding; and does hereby specify the following address outside of the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of Delaware:

                         Deloy Miller
                         Miller Petroleum, Inc.
                         3651 Baker Hwy.
                         P. O. Box 130
                         Huntsville, Tennessee  37756

          FURTHER, RESOLVED, that the Certificate of Ownership and Merger and Articles of Merger be deemed to be adopted, ratified and approved by persons owning a majority of the outstanding voting securities of the Corporation pursuant to Section 228 of the Delaware General Corporation Law as evidenced by Exhibit A attached hereto and incorporated herein by reference.

          FURTHER, RESOLVED, that, in the event that the proposed merger shall not be terminated, the proper officers of this Corporation be and they hereby are authorized and directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger and Articles of Merger setting forth a copy of these resolutions to merge itself into Miller Petroleum and the date of adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the States of Tennessee and Delaware or in any other appropriate jurisdiction, necessary or proper to effect this merger.

          6. The proposed merger therein certified has been approved by Written Consent of the Board of Directors and in writing by persons owning a majority of the outstanding voting securities of the Corporation and entitled to vote in accordance with the provisions of Sections 141 and 228, respectively, of the General Corporation Law of the State of Delaware. The Board of Directors of Miller Petroleum adopted, ratified and approved the Agreement of Merger on December 31, 1996. The Corporation, as the sole stockholder of Miller Petroleum, has adopted, ratified and approved the merger, on December 31, 1996.

          7. A copy of the Agreement of Merger is on file at the office of Miller Petroleum at 3651 Baker Hwy., P. O. Box 130, Huntsville, Tennessee 37756, and is available for copying, on request and without cost, to any stockholder of the Corporation or Miller Petroleum, and is also set forth in Exhibit A hereto.

          8. The effective time of the Certificate of Ownership and Merger and Articles of Merger, and the time when the merger therein agreed upon shall become effective, shall be the date upon which the Secretaries of State of Delaware and Tennessee endorse the word Filed on this instrument.

          IN WITNESS WHEREOF, the undersigned have executed this instrument under penalty of perjury as of the date set opposite their respective names.

                                   TRIPLE CHIP SYSTEMS, INC.


Date:  1/9/97.                          By  /s/ Deloy Miller, President

                                   MILLER PETROLEUM, INC.


Date: 1/9/97.                      By  /s/ Deloy Miller, President

                     CONSENT OF MAJORITY STOCKHOLDERS

                                    OF

                         TRIPLE CHIP SYSTEMS, INC.


          The undersigned majority stockholders of Triple Chip Systems, Inc., a Delaware corporation ( Triple Chip ), acting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent to the following resolutions, effective the 31st day of December, 1996, to-wit:

          RESOLVED, that this Corporation be reincorporated in the State of Tennessee by merging itself into Miller Petroleum pursuant to the laws of the State of Delaware and the State of Tennessee as hereinafter provided, so that the separate existence of this Corporation shall cease as soon as the merger shall become effective, and thereupon this Corporation and Miller Petroleum will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Tennessee;

          FURTHER, RESOLVED, that the terms and conditions of the proposed merger are as follows, to-wit:

                            AGREEMENT OF MERGER

               (a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers and franchises of this Corporation shall become vested in and be held by Miller Petroleum as fully and entirely and without change or diminution as the same were before held and enjoyed by this Corporation, and Miller Petroleum shall assume all of the obligations of this Corporation.

               (b) Each share of common stock, $0.0001 par value, of this Corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock, $0.0001 par value, of Miller Petroleum, and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of common stock of this Corporation shall automatically be and become holders of shares of Miller Petroleum upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

               (c) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock of this Corporation may surrender the same to Miller Petroleum or its transfer and registrar agent at their offices in Huntsville, Tennessee, and Salt Lake City, Utah, respectively, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing an equal number of shares of common stock of Miller Petroleum. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock of this Corporation shall be deemed for all corporate purposes to evidence ownership of an equal number of shares of common stock of Miller Petroleum.

               (d) From and after the effective time of the merger, the Articles of Charter and the Bylaws of Miller Petroleum as amended above shall be the Articles of Charter and the Bylaws of Miller Petroleum as in effect immediately prior to such effective time.

               (e) The members of the Board of Directors and officers of the Corporation shall be the members of the Board of Directors and the corresponding officers of Miller Petroleum immediately after the effective time of the merger.

               (f) From and after the effective time of the merger, the assets and liabilities of this Corporation and of Miller Petroleum shall be entered on the books of Miller Petroleum at the amounts at which they shall be carried at such time on the respective books of this Corporation and of Miller Petroleum, subject to such intercorporate adjustments or eliminations, if any, as may be required to give effect to the merger; and, subject to such action as may be taken by the Board of directors of Miller Petroleum, in accordance with generally accepted accounting principles, the capital and surplus of Miller Petroleum shall be equal to the capital and surplus of this Corporation and of Miller Petroleum.

          FURTHER, RESOLVED, that this Corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Corporation, as well as for enforcement of any obligation of this Corporation arising from the merger herein provided for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding; and does hereby specify the following address outside of the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of Delaware:

                         Deloy Miller
                         Miller Petroleum, Inc.
                         3651 Baker Hwy.
                         P. O. Box 130
                         Huntsville, Tennessee  37756

          FURTHER, RESOLVED, that the Certificate of Ownership and Merger and Articles of Merger be deemed to be adopted, ratified and approved by persons owning a majority of the outstanding voting securities of the Corporation pursuant to Section 228 of the Delaware General Corporation Law.

          FURTHER, RESOLVED, that, in the event that the proposed merger shall not be terminated, the proper officers of this Corporation be and they hereby are authorized and directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger and Articles of Merger setting forth a copy of these resolutions to merge itself into Miller Petroleum and the date of adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the States of Tennessee and Delaware or in any other appropriate jurisdiction, necessary or proper to effect this merger.




                                   /s/  Deloy Miller
                                   Number of Shares Owned:   4,926,475
                                   Percent of Class:  91%


                                   /s/  Lawrence LaRue
                                   Number of Shares Owned:  73,525
                                   Percent of Class:  1%